UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 27, 2023

First Citizens BancShares, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-16715	56-1528994
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4300 Six Forks Road	Raleigh	North Carolina	27609
(Address of principal executive offices)			(Zip Code)

Registrant’s telephone number, including area code: (919) 716-7000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered Pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock, Par Value $1	FCNCA	Nasdaq Global Select Market
Depositary Shares, Each Representing a 1/40th Interest in a Share of 5.375% Non-Cumulative Perpetual Preferred Stock, Series A	FCNCP	Nasdaq Global Select Market
5.625% Non-Cumulative Perpetual Preferred Stock, Series C	FCNCO	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

Effective March 27, 2023 (the “Acquisition Date”), First-Citizens Bank & Trust Company (“FCB”), a North Carolina chartered commercial bank and direct, wholly owned subsidiary of First Citizens BancShares, Inc. (“BancShares”), assumed all customer deposits and certain other liabilities, and acquired substantially all loans and certain other assets, of Silicon Valley Bridge Bank, N.A. (“Silicon Valley Bridge Bank”), as successor to Silicon Valley Bank (the “Failed Bank”), from the Federal Deposit Insurance Corporation (the “FDIC”), as receiver for Silicon Valley Bridge Bank (the “Acquisition”), pursuant to the terms of a purchase and assumption agreement entered into by FCB and the FDIC on March 27, 2023 (the “Purchase Agreement”).

Under the terms of the Purchase Agreement, FCB acquired approximately $110.1 billion in assets, including approximately $72.1 billion in loans held by Silicon Valley Bridge Bank and approximately $2.7 billion of other assets. FCB also assumed approximately $59.0 billion in liabilities, including approximately $56.5 billion in customer deposits. The deposits were acquired without a premium and the assets were acquired at a discount of approximately $16.45 billion, subject to customary adjustments. The Purchase Agreement expressly excludes (i) any obligation for FCB to purchase (a) qualified financial contracts or any other derivative instructions to the extent FCB has not acquired the underlying assets or assumed the underlying liability, (b) cryptocurrency assets or any assets backed by cryptocurrency, (c) SPD Silicon Valley Bank Co., Ltd., the China joint venture, (d) the Cayman Islands branch, (e) the German, Canadian, and Hong Kong branches, for which FCB will receive an option to purchase, and (ii) any obligation for FCB to assume (a) liabilities of any acquired subsidiaries not in the ordinary course of business and not reflected, or reserved for, on the Failed Bank’s balance sheet as of March 17, 2023 or (b) deposits denominated in cryptocurrency. Silicon Valley Bridge Bank owns certain bank premises and leases certain bank premises, for which FCB will receive an option to purchase or an option to lease, respectively. No assets were acquired or liabilities assumed from the Failed Bank’s former parent company, SVB Financial Group. The terms of the Purchase Agreement provide for the FDIC to indemnify FCB against, among other things, claims based on the rights of any current or former stockholders, creditors, directors, officers, employees, or agents of the Failed Bank, and claims based on any action or inaction of the Failed Bank or its directors, officers, employees, or agents.

In connection with the Acquisition, as initial payment under the Purchase Agreement, FCB issued a five-year $35.0 billion note to the FDIC (the “Purchase Money Note”). It is anticipated that the Purchase Money Note will be secured by (i) all loans (other than certain consumer loans and related collateral) and certain real estate and bank premises acquired by FCB from the FDIC, (ii) certain other assets related to the foregoing, including specified rights under the Purchase Agreement and Shared-Loss Agreement (as defined below), and (iii) proceeds of the foregoing. Interest will accrue on the outstanding principal balance of the Purchase Money Note at a fixed rate of 3.50% per annum, and will be computed on the basis of a 360 day year for actual days elapsed and payable monthly in arrears. FCB may prepay the principal of the Purchase Money Note at any time, without premium or penalty, upon notice to the FDIC. FCB will be required to prepay the principal of the Purchase Money Note in an amount equal to all collections and other proceeds received in respect of the Purchase Money Note collateral.

FCB and the FDIC also entered into a binding term sheet pursuant to which the FDIC is providing a five-year, $70 billion line of credit to FCB (the “Credit Facility”). During the two-year period following the Acquisition (the “Availability Period”), FCB may draw on the Credit Facility to support liquidity, including for deposit withdrawal or runoff and to fund the unfunded commercial lending commitments acquired pursuant to the Acquisition (the “Unfunded Commitments”). The Credit Facility is secured by the commercial loans and other extensions of commercial credit acquired pursuant to the Acquisition, including Unfunded Commitments subsequently funded by FCB (collectively, the “Assumed Commercial Loans”). FCB may prepay advances at any time, in full or in part, without premium or penalty. FCB is required to repay advances (i) at any time (but only to the extent) that outstanding advances exceed the aggregate principal amount of Assumed Loans outstanding, and (ii) in full upon acceleration or maturity of the Credit Facility. Interest on outstanding principal will accrue at a variable rate equal to the Secured Overnight Financing Rate plus 25 basis points (but in no event less than 0.00%), and will be computed on the basis of a year of 365 or 366 days, as applicable, for actual days elapsed. Interest is payable in arrears on the first business day of each fiscal quarter.

In connection with the Purchase Agreement, FCB also entered into a commercial shared loss agreement with the FDIC (the “Shared-Loss Agreement”). The Shared-Loss Agreement will cover an estimated $60 billion of loans (collectively, the “covered assets”). Pursuant to the terms of the Shared-Loss Agreement, the FDIC will reimburse FCB for 0% of losses of up to $5 billion with respect to covered assets and 50% of losses in excess of $5 billion with respect to covered assets (“FDIC loss sharing”) and FCB will reimburse the FDIC for 50% of recoveries related to such covered assets (“FCB reimbursement”). The

Shared-Loss Agreement provides for FDIC loss sharing for five years and FCB reimbursement for eight years, in each case on the terms and conditions described in the Shared-Loss Agreement. The Shared-Loss Agreement extends to loans funded after the Acquisition Date that were unfunded commitments to loan at the Acquisition Date for a period of one year after the Acquisition Date. If actual losses incurred are not as significant as estimated in the Shared-Loss Agreement, FCB has agreed to pay to the FDIC, 45 days after March 31, 2031 (or, if earlier, the time of disposition of all acquired assets pursuant to the Shared-Loss Agreement), a true-up amount up to $1.5 billion calculated using a formula set forth in the Shared-Loss Agreement.

In addition, as part of the consideration for the Acquisition, BancShares issued a Cash Settled Value Appreciation Instrument to the FDIC (the “Value Appreciation Instrument”) in which FCB agreed to make a cash payment to the holder thereof equal to the product of (a) 5 million and (b) the excess amount (if any) by which the average volume weighted price of one share of BancShares’ Class A common stock, par value $1, over the two Nasdaq trading days immediately prior to the date on which the Value Appreciation Instrument is exercised exceeds $582.55; provided, however, that in no event will the settlement amount that the holder is entitled to as a result of the exercise of the Value Appreciation Right exceed $500,000,000. The Value Appreciation Instrument is exercisable by the holder thereof, in whole or in part, from and including March 27, 2023 to April 14, 2023, and is payable within five business days following the exercise date. If the Value Appreciation Instrument is not exercised by the FDIC on or before April 14, 2023, it will be of no further force and effect.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

The Acquisition was consummated on March 27, 2023. The information set forth under Item 1.01 “Entry into a Material Definitive Agreement” is incorporated by reference into this Item 2.01.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 “Entry into a Material Definitive Agreement” regarding the Purchase Money Note and the Credit Facility is incorporated into this Item 2.03 by reference to the extent required.

Item 7.01.	Regulation FD Disclosure.

BancShares will host a conference call at 8:30 a.m., Eastern Time on Monday, March 27, 2023 relating to the Acquisition. A copy of the slides that will be made available in connection with the presentation are attached as Exhibit 99.1 to this Current Report on Form 8-K (this “Report”).

In accordance with General Instruction B.2 of Form 8-K, the information presented herein pursuant to Item 7.01, “Regulation FD Disclosure,” including Exhibits 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall the information be deemed incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such filing.

Item 8.01.	Other Events.

On March 27, 2023, FCB issued a press release announcing the Acquisition. A copy of this press release is attached as Exhibit 99.2 to this Report and incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits

(a) Financial Statements of Businesses Acquired.

Pursuant to Item 9.01(a)(3), no financial statements are being filed with this Report. To the extent that financial statements are required by this Item, they will be filed in an amendment to this Report.

(b) Pro Forma Financial Information

Pursuant to Item 9.01(a)(3) and (b)(2), no pro forma financial information is being filed with this Report. To the extent that pro forma financial information is required by this Item, it will be filed in an amendment to this Report.

(d) Exhibits

The following exhibits accompany this Report.

Exhibit No.	Description

99.1	Investor Presentation dated March 27, 2023

99.2	Press Release dated March 27, 2023

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Disclosures About Forward-Looking Statements

This Report may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 regarding the financial condition, results of operations, business plans and future performance of BancShares. Words such as “anticipates,” “believes,” “estimates,” “expects,” “predicts,” “forecasts,” “intends,” “plans,” “projects,” “targets,” “designed,” “could,” “may,” “should,” “will,” “potential,” “continue,” “aims” or other similar words and expressions are intended to identify these forward-looking statements. These forward-looking statements are based on BancShares’ current expectations and assumptions regarding BancShares’ business, the economy, and other future conditions.

Because forward-looking statements relate to future results and occurrences, they are subject to inherent risks, uncertainties, changes in circumstances and other factors that are difficult to predict. Many possible events or factors could affect BancShares’ future financial results and performance and could cause the actual results, performance or achievements of BancShares to differ materially from any anticipated results expressed or implied by such forward-looking statements. Such risks and uncertainties include, among others, general competitive, economic, political, geopolitical events (including the military conflict between Russia and Ukraine) and market conditions, the financial success or changing conditions or strategies of BancShares’ customers or vendors, fluctuations in interest rates, actions of government regulators, including the recent and projected interest rate hikes by the Board of Governors of the Federal Reserve Board (the “Federal Reserve”), the potential impact of decisions by the Federal Reserve on BancShares’ capital plans, adverse developments with respect to U.S. or global economic conditions, including the significant turbulence in the capital or financial markets, the impact of the current inflationary environment, the impact of implementation and compliance with current or proposed laws, regulations and regulatory interpretations, the availability of capital and personnel, and the failure to realize the anticipated benefits of BancShares’ previous acquisition transactions, including the acquisition announced in this Report and the recently completed transaction with CIT Group Inc., which acquisition risks include (1) disruption from the transactions with customer, supplier or employee relationships, (2) the possibility that the amount of the costs, fees, expenses and charges related to the transactions may be greater than anticipated, including as a result of unexpected or unknown factors, events or liabilities, (3) reputational risk and the reaction of the parties’ customers to the transactions, (4) the risk that the cost savings and any revenue synergies from the transactions may not be realized or take longer than anticipated to be realized, (5) difficulties experienced in the integration of the businesses, and (6) the ability to retain customers following the transactions.

Except to the extent required by applicable laws or regulations, BancShares disclaims any obligation to update forward-looking statements or to publicly announce the results of any revisions to any of the forward-looking statements included herein to reflect future events or developments. Additional factors which could affect the forward-looking statements can be found in BancShares’ Annual Report on Form 10-K for the fiscal year ended December 31, 2022, and its other filings with the Securities and Exchange Commission.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

First Citizens BancShares, Inc.
(Registrant)

Date: March 27, 2023	By:	/s/ Craig L. Nix
	Name:	Craig L. Nix
	Title:	Chief Financial Officer